Oct. 15, 2021
BNY Mellon National Municipal Money Market Fund
BNY Mellon National Municipal Money Market Fund
October 15, 2021 BNY MELLON FUNDS TRUST BNY Mellon Government Money Market Fund BNY Mellon National Municipal Money Market Fund Class M Shares and Investor Shares Supplement to Current Prospectus

Low balance account fees and redemption policy

Low balance accounts in BNY Mellon Government Money Market Fund or BNY Mellon National Municipal Money Market Fund (each, a "Fund" and together, the "Funds") may be subject to a small account fee or to redemption, as described below.

Small Account Policy

To offset the relatively higher cost of maintaining smaller shareholder accounts, if the net asset value of your account in a Fund is below $10,000, the fund may charge your account a fee of $10.00 that is determined and assessed annually. The small account fee will be charged by redeeming shares in your account.

For certain accounts, if the net asset value of your account in a Fund is below $10,000, the Fund reserves the right to redeem all of the remaining shares in your account, close the account and send you the redemption proceeds. Accounts of shareholders who have accounts in other series of BNY Mellon Funds Trust or in funds in the BNY Mellon Family of Funds with aggregate net assets of greater than $10,000, accounts participating in automatic investment programs, Retirement Plan accounts and accounts opened through certain financial intermediaries will not be subject to mandatory redemption.

Before either of the actions described above is taken, you will be given 60 days' advance written notice to give you time to increase your account balance to the required minimum amount if you are eligible to invest in the Fund and have an address in good order with the Funds' transfer agent.